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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                   FORM 8-K/A
                                (AMENDMENT NO. 1)

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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Date of report (Date of earliest event reported):  MAY 16, 2002


                             TENNECO AUTOMOTIVE INC.
               (Exact Name of Registrant as Specified in Charter)




          DELAWARE                       1-12387                 76-0515284
(State or Other Jurisdiction    (Commission File Number)       (IRS Employer
    of Incorporation)                                        Identification No.)


  500 NORTH FIELD DRIVE, LAKE FOREST, ILLINOIS                      60045
   (Address of Principal Executive Offices)                      (Zip Code)




Registrant's telephone number, including area code:  (847) 482-5000


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Tenneco Automotive Inc. (the "Company") hereby amends Items 4 and 7 of its
Current Report on Form 8-K, as originally filed with the Securities and Exchange Commission on May 17, 2002, to read in their entireties as follows:

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS.

     Upon the recommendation of its Audit Committee, the Board of Directors of Tenneco Automotive Inc. (the "Company") approved the engagement of Deloitte & Touche LLP ("Deloitte & Touche") as the Company's independent auditors for the fiscal year ending December 31, 2002, effective as of May 16, 2002. Deloitte & Touche replaces the firm of Arthur Andersen LLP ("Andersen"), which was dismissed as independent auditors of the Company effective May 16, 2002.

     In addition, the Commission received from Andersen a letter dated June 17, 2002 indicating that its client-auditor relationship had ceased with respect to the Tenneco Automotive Employee Stock Ownership Plan for Salaried Employees and the Tenneco Automotive Employee Stock Ownership Plan for Hourly Employees (collectively, the "Plans"). The Benefits Committee of the Company has not yet dismissed Andersen as independent auditors of the Plans, although it intends to do so, and to engage new independent auditors with respect to the Plans, as expeditiously as possible. The Company will file an amendment to this Form 8-K, disclosing the dismissal of Andersen and engagement of new independent auditors with respect to the Plans.

     Andersen's reports on the Company's and Plans' financial statements for the past two fiscal years did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

     During each of the Company's and the Plans' last two fiscal years ended December 31, 2001, and during the interim period since the end of the last fiscal year, there were no disagreements with Andersen on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which, if not resolved to the satisfaction of Andersen, would have caused Andersen to make reference to the matter in their report. The Company has requested Andersen to furnish it a letter addressed to the SEC stating whether it agrees with the above statements. A copy of that letter with respect to the Company, dated May 17, 2002 is filed as Exhibit 16.1 to this Form 8-K. The Company has used reasonable efforts to obtain such a letter with respect to the Plans, but has been advised by Andersen that Andersen no longer provides such letters.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     Exhibit
     Number    Description

     *16.1 Letter of Arthur Andersen LLP regarding change in certifying accountants of the Company.

*Previously filed.


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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                  TENNECO AUTOMOTIVE INC.

Date:  August 7, 2002
                                            By:   /s/ Mark A. McCollum
                                                  ------------------------------
                                                  Mark A. McCollum
                                                  Senior Vice President and
                                                  Chief Financial Officer






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                                  EXHIBIT INDEX

  Exhibit
  Number      Description



  *16.1 Letter of Arthur Andersen LLP regarding change in certifying accountants of the Company.



*Previously filed.





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